UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Energy Infrastructure Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: March 31, 2016

PATHWAY ENERGY INFASTRCUTURE FUND, INC.
SCHEDULE OF INVESTMENTS
MARCH 31, 2016
(unaudited)

Portfolio Investments(1)(2)	Industry	Investment	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
LEVEL 2 PORTFOLIO INVESTMENTS
Bill Barrett Corp.	Upstream	Senior Unsecured Term Loan (7.625%, due 1/1/2019)	$250,000	$203,138	$167,019	3.5%
Brand Energy & Infrastructure Services, Inc.	Services	Senior Unsecured Term Loan (8.50%, due 12/01/2021)	250,000	229,710	235,312	4.9%
Calumet Specialty Products	Downstream	Senior Unsecured Term Loan (7.75%, due 4/15/2023)	300,000	278,220	205,050	4.3%
Carrizo Oil and Gas, Inc.	Upstream	Senior Unsecured Term Loan (7.50%, due 9/15/2020)	322,000	311,662	300,668	6.3%
Concho Resources LP	Upstream	Senior Unsecured Term Loan (7.00%, due 1/15/2021)	250,000	240,096	253,320	5.3%
CSI Compressco LP	Services	Senior Unsecured Term Loan (7.25%, due 8/15/2022)	300,000	244,374	209,625	4.4%
Ferrellgas Partners LP	Downstream	Senior Unsecured Term Loan (8.625%, due 6/15/2020)	350,000	350,351	329,438	6.9%
Gardener Driver, Inc.	Industrial	Senior Unsecured Term Loan (6.875%, due 8/15/2021)	250,000	221,968	204,688	4.3%
Global Partners LP	Midstream	Senior Unsecured Term Loan (7.00%, due 6/15/2023)	300,000	281,593	223,500	4.7%
Gulfport Energy Corp.	Upstream	Senior Unsecured Term Loan (7.75%, due 11/1/2020)	300,000	292,051	299,541	6.3%
Hexion Inc.	Chemicals	Senior Secured Term Loan (6.625%, due 4/15/2020)	200,000	186,979	166,250	3.5%
Holly Energy partners LP	Midstream	Senior Unsecured Term Loan (6.50%, due 3/1/2020)	300,000	294,930	297,161	6.2%
Laredo Petroleum, Inc.	Upstream	Senior Unsecured Term Loan (7.375%, due 5/1/2022)	300,000	296,965	260,250	5.5%
Martin Midstream Partners LP	Midstream	Senior Unsecured Term Loan (7.25%, due 2/15/2021)	300,000	285,197	259,125	5.4%
Memorial Production Partners LP	Upstream	Senior Unsecured Term Loan (7.625%, due 5/1/2021)	250,000	175,310	71,484	1.5%
Nexeo Solutions LLC	Chemicals	Senior Unsecured Term Loan (8.375%, due 3/1/2018)	200,000	192,285	200,875	4.2%
NGL Energy Partners LP	Midstream	Senior Unsecured Term Loan (6.875%, due 10/15/2021)	250,000	244,928	149,583	3.1%
Northern Oil and Gas, Inc.	Upstream	Senior Unsecured Term Loan (8.00%, due 6/1/2020)	250,000	202,149	158,438	3.3%
PDC Energy, Inc.	Upstream	Senior Unsecured Term Loan (7.75%, due 10/15/2022)	350,000	351,496	349,563	7.3%
Rice Energy, Inc.	Upstream	Senior Unsecured Term Loan (7.25%, due 5/1/2023)	250,000	240,943	219,886	4.6%
RSP Permian, Inc.	Upstream	Senior Unsecured Term Loan (6.625%, due 10/1/2022)	300,000	289,200	295,875	6.2%
Weatherford Bermuda	Services	Senior Unsecured Term Loan (9.875%, due 3/1/2039)	250,000	229,445	229,375	4.8%
Western Refining Logistics LP	Midstream	Senior Unsecured Term Loan (7.50%, due 2/15/2023)	300,000	303,770	267,375	5.6%
Westmoreland Coal Co.	Coal	Senior Secured Term Loan (8.75%, due 1/1/2022)	300,000	249,073	174,625	3.7%
WPX Energy, Inc.	Upstream	Senior Unsecured Term Loan (7.50%, due 8/1/2020)	250,000	243,823	195,937	4.1%
Total Level 2 Portfolio Investments				6,439,656	5,723,963	120.1%

March 31, 2016 FORM N-Q                                     2
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Portfolio Investments(1)(2)	Industry	Investment(4)	Principal Amount	Amortized Cost	Fair Value(3)		% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS
Madison Park Funding XIII, Ltd.(5)	Structured Finance	Subordinated notes (Residual Interest, current yield 28.62%, due 1/19/25)	$250,000	$171,417	$203,307		4.3%
Madison Park Funding XIV, Ltd.(5)	Structured Finance	Subordinated notes (Residual Interest, current yield 23.28%, due 7/20/26)	250,000	190,525	200,287		4.2%
Octagon XXI, Ltd.(5)	Structured Finance	Subordinated notes (Residual Interest, current yield 30.47%, due 11/24/26)	300,000	187,861	186,613		3.9%
Voya 2016-1, Ltd.(5)	Structured Finance	Subordinated notes (Residual Interest, current yield 20.20%, due 1/20/27)	250,000	203,604	204,079		4.3%
Total Level 3 Portfolio Investments				753,407	794,286		16.7%
Total investments				$7,193,063	6,518,249	152,164,597	136.8%
Liabilities in excess of other assets					1,751,973	1,204,992	36.8%
Net assets					$4,766,276		100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) All securities are pledged as collateral supporting the amounts outstanding under the credit facility with BNP Paribas Prime Brokerage International, Ltd.
(3) Fair value is determined by or under the direction of the Company's Board of Directors (see Note 1).
(4) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(5) Co-investment with another fund managed by an affiliate of Pathway Energy Infrastructure Management, LLC, the investment adviser of the fund. (See Note 1).
See accompanying notes to schedule of investments.

March 31, 2016 FORM N-Q                                     3
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
March 31, 2016
(unaudited)

Note 1. Investments
Pathway Energy Infrastructure Fund, Inc. (the "Company") follows guidance under U.S. generally accepted accounting principles, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the Nasdaq official closing price ("NOCP") on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.
each portfolio investment is reviewed by investment professionals of Pathway Energy Infrastructure Management, LLC, the Company's investment adviser (the “Adviser”) with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

March 31, 2016 FORM N-Q                                     4
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
March 31, 2016
(unaudited)

During the quarter ended March 31, 2016, the Company purchased investment securities (excluding short-term securities) of $927,925. There were no sales of investment securities (excluding short-term securities) during this time period.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of March 31, 2016.

	Level 1	Level 2	Level 3	Total
Assets
Senior secured and unsecured bonds	$—	$5,723,963	$—	$5,723,963
Collateralized Loan Obligation - Equity Class			794,286	794,286
Total	$—	$5,723,963	$794,286	$6,518,249

The following is a reconciliation of investments for which level 3 inputs were used in determining fair value.

Collateralized Loan Obligation - Equity Class
Balance at December 31, 2015	$404,050
Realized loss on investments	—
Change in unrealized appreciation	5,531
Purchases of portfolio investments	394,050
Sales and repayments of portfolio investments	—
Accretion of purchase discount, net	(9,345)
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Balance at March 31, 2016	$794,286

Net change in unrealized appreciation attributable to level 3 investments still held at the end of the period	$5,531

(1)Transfers are assumed to have occurred at the beginning of the period. There were no transfers between Level 1 and Level 2 during the period.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of level 3 investments as of March 31, 2016.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Collateral Loan Obligation - Equity Class	$794,286	Discounted Cash Flow	Discount Rate	19.83% - 27.48%	22.10%

In determining the range of value for the Company's investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions

March 31, 2016 FORM N-Q                                     5
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
March 31, 2016
(unaudited)

for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates to expected maturity or call date.

The discounted cash flow model considers the CLO structure as well as current asset and liability characteristics based upon information derived from data sources such as the CLOs’ trustee reports and indentures. Key model inputs include reinvestment asset spread, expected prepayment rate, default rate and recovery rate for the underlying collateral held in the CLOs. These inputs are derived by reference to a variety of market sources and historical performance metrics. A discount rate is applied to the expected future cash flows from the CLOs derived from the third-party cash flow model, which reflects the perceived level of risk that would be used by another market participant in determining fair value. An analysis of the observable risk premium data as well as the structural strength and credit quality of the CLOs is undertaken in determining the discount rate.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the Company's investments based on the yield analysis and discounted cash flow analysis is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.

CLO investments may be riskier and less transparent than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans. The Company’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Company on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets. The Company is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments it holds as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

March 31, 2016 FORM N-Q                                     6
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
March 31, 2016
(unaudited)

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of March 31, 2016, the Company had co-investments with Priority Income Fund, Inc. in the following CLOs: Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XXI, Ltd. and Voya CLO 2016-1, Ltd.

Note 2. Income Taxes
The tax cost of the Company's portfolio investments as of March 31, 2015 was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$7,197,907	$82,439	$(762,097)	$(679,658)

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earning and profits that are characterized as return of capital.

Tax balances are estimates and will not be final until the Company files its tax return for the year ended June 30, 2016.

March 31, 2016 FORM N-Q                                     7
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
March 31, 2016
(unaudited)

Note 3. Investment Risks

The Company's portfolio is comprised primarily of income-oriented securities, which includes debt securities of private or public Energy companies within North America. The Company has allocated its assets in varying types of investments based on its analysis of the credit markets, which may result in its portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities are generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Company currently intends to initially weight its portfolio towards senior secured and unsecured debt.

The Company's portfolio consists of residual interests in CLOs (limited to less than 15% of the portfolio), which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company's prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company being entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company's operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company's net asset value may also decline over time if its principal recovery with respect to CLO residual interests is less than the cost of those investments. The Company's CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company's value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), the Company may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Company is required to include such deemed distributions from a CFC in its income, the Company will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.
If the Company acquires shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), it may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to the Company's stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

March 31, 2016 FORM N-Q                                     8
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

Notes to Schedule of Investments
March 31, 2016
(unaudited)

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which the Company invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Company invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to residual interest holders in such CLO vehicle, which could materially and adversely affect the Company's operating results and cash flows.

If the Company is required to include amounts in income prior to receiving distributions representing such income, it may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interest generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interest and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-Q (the "Report"), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company's management, including the Company's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the Company's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Company's last fiscal quarter that have materially affected or are reasonably likely to materially affect the Company's internal control over financial reporting.

Item 3. Exhibits.
Certifications of the principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

March 31, 2016 FORM N-Q                                     9
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: May 27, 2016

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: May 27, 2016